                  SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549




                            FORM 8-K



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)
                        June 21, 1996


                        SFS BANCORP, INC.
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     (Exact name of Registrant as specified in its Charter)




   Delaware                   0-25994                22-3366295
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(State or other       (Commission File No.)       (IRS Employer
 jurisdiction of                                     Identification
 incorporation)                                         Number)




251-263 State Street, Schenectady, New York              12305
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(Address of principal executive offices)                (Zip Code)




Registrant's telephone number, including area code: (518) 395-2300
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                               N/A
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  (Former name or former address, if changed since last report)

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Item 5.  Other Events
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     On June 21, 1996, the Registrant issued the attached press release announcing a stock repurchase program.


Item 7.  Financial Statements and Exhibits
- ------------------------------------------

     (a)  Exhibits

          99.1  Press release, dated June 21, 1996.
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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SFS BANCORP, INC.




Date:   June 21, 1996              By: /s/ JOSEPH H. GIAQUINTO
      -------------------              ------------------------
                                       Joseph H. Giaquinto
                                       President, Chief Executive
                                       Officer and Chairman of
                                        the Board

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                          EXHIBIT 99.1